Exhibit T3A.2(c)

SOSID: 1687596 Date Filed: 1/29/2029 3:44:00 PM Elaine F. Marshall North Carolina Secretary of State C2019 028 01619

STATE OF NORTH CAROLINA

DEPARTMENT OF THE SECRETARY OF

STATE

DESIGNATION AND/OR STATEMENT OF CHANGE OF REGISTERED OFFICE,

REGISTERED AGENT NAME OR PRINCIPAL OFFICE

Pursuant to §55D-31, §55-1-22(26), §55A-16-23(b), §57D-1-22(29), of the General Statutes of North Carolina, the undersigned entity submits the following for the purpose of changing its registered office address, registered agent name, and/or principal office addresses for the State of North Carolina.

INFORMATION CURRENTLY ON FILE

l. The exact name of the entity as listed on the business registry is:	American Property Acquisitions I, LLC

Entity Type: ☐ Domestic Corporation, ☐ Foreign Corporation, ☐ Nonprofit Corporation ☒ Domestic Limited Liability Company, ☐ Foreign Limited Liability Company

2.  (Check only if applicable)  ☐  The registered agent name and/or address is not currently on file with the Secretary of State.

3.  (Check only if applicable)  ☐  The principal office address is not currently on file with the Secretary of State.

Registered Agent Information (complete this section if there is a registered agent name and address on file with the Secretary of State)

4. The name of the current registered agent is:	CT Corporation System

5. The street address and county of the entity’s registered agent office address currently on file is:

Number and Street:	160 Mine Lake Ct Ste 200

City:	Raleigh	State: NC Zip:	27615	County:	Wake

        The mailing address if different from the street address of the registered agent office address currently on file is:

Number and Street or PO Box:

City:	State: NC Zip:	County:

Principal Office Information (complete this section only ifthere is a principal office on file with the Secretary of State)

6. The street address and county of the entity’s principal office address currently on file is:

Number and Street:	3753 Howard Hughes Pkwy Suite 200

City:	Las Vegas	State: NV Zip:	89169	County:	Clark

        The mailing address if different from the street address of the principal office address currently on file is:

Number and Street or PO Box:

City:	State: Zip:	County:

BUSINESS REGISTRATION DIVISION	PO Box 29622	Raleigh, NC 27626-0622
(Revised July, 2017)		(Form BE-17)

Certification# 115389309-1 Reference# 19488841- Page: 2 of 3

NEW INFORMATION

Registered Agent Information (complete this section if the registered agent name and address is being changed on the business registry)

1. The street address and county of the entity’s new registered agent office address is:

Number and Street:

City:	State: NC Zip:	County:

2. The mailing address if different from the street address of the new registered agent office address is:

Number and Street or PO Box:

City:	State: NC Zip:	County:

3. The name of the new registered agent and the new agent’s consent to appointment appears below:

Type or Print Name of New Registered Agent	*Signature & Title

4. The address of the entity’s registered office and the address of the business office of its registered agent, as changed, is the same location.

Principal Office Information (complete this section only if there is a principal office on file with the Secretary of State)

5. The street address and county of the new principal office address is:

Number and Street:	2800 Northup Way Suite 220

City:	Bellevue	State: WA Zip:	98004	County:	King

6. The mailing address if different from the street address of the new principal office address :

Number and Street or PO Box:

City:	State: Zip:	County:

7. This statement will be effective upon filing, unless a date and/or time is specified:

This the 28th day of January, 2019.	American Property Acquisitions I, LLC
Entity Name

Signature

Elizabeth Lee, Associate General Counsel
Type or Print Name and Title

Note: Filing fee is $10.00. This document must be filed with the NC Secretary of State

*	Instead of signing here, the new registered agent may sign a separate written consent to the appointment, which must be attached to this document upon submission for filing.

BUSINESS REGISTRATION DIVISION	PO Box 29622	Raleigh, NC 27626-0622
(Revised July, 2017)		(Form BE-17)

Certification# 115389309-1 Reference# 19488841- Page: 3 of 3